EXHIBIT 10.30

EXECUTION VERSION

AMENDMENT NO. 1
TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This Amendment No. 1 to Amended and Restated Credit and Security Agreement (this “Amendment”), dated as of December 2, 2010, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”, and together with Parent and Electronics, the “Borrowers”), various  financial institutions which are a party to this Agreement (the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC Bank”), as Lead Arranger and Issuer (as hereinafter defined), and as administrative agent and collateral agent (the “Agent”), and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMORGAN”), as an Issuer.

WITNESSETH:

WHEREAS, the Borrowers (as hereinafter defined) have been extended certain financial accommodations pursuant to that certain Amended and Restated Credit and Security Agreement, dated as of September 20, 2010, (as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, various financial institutions (the “Lenders”) and PNC Bank, as Lead Arranger, Issuer, and Agent;

WHEREAS, the Borrowers are required, under Section 6.8 of the Credit Agreement, to execute and deliver to the Agent within 60 days after the Closing Date (as hereinafter defined), a Mortgage (as hereinafter defined) with respect to each parcel of Real Property (as hereinafter defined) owned by any of the Loan Parties (as hereinafter defined) other than the Sarasota Property (as hereinafter defined), together with ALTA surveys and legal opinions with respect thereto, all in form and substance substantially similar to those delivered to the 2010 Note Collateral Agent (as hereinafter defined);

WHEREAS, the Borrowers have requested modification of the Credit Agreement to permit the extension of such 60-day period for delivering such documentation relating to such Real Property to 90 days; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as outlined herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1.             DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2              AMENDMENT TO THE CREDIT AGREEMENT

The Credit Agreement is hereby amended as follows:

2.1         Amendment to Section 6.8Mortgage on Real Property other than the Sarasota Property.  Section 6.8 of the Credit Agreement shall be amended in its entirety to read as follows:

6.8         Mortgage on Real Property other than the Sarasota Property.

Within 90 days after the Closing Date, execute and deliver to the Agent a Mortgage with respect to each parcel of Real Property owned by any of the Loan Parties other than the Sarasota Property, together with ALTA surveys and legal opinions with respect thereto, all in form and substance substantially similar to those delivered to the 2010 Note Collateral Agent.

Section 3              REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants to the Lenders, the Agent and the Issuer as follows:

3.1           The Amendment.  This Amendment has been duly and validly executed by an authorized executive officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.  The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law).

3.2           No Default or Event of Default.  No Default or Event of Default exists under the Credit Agreement as of the date hereof and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

3.3           Restatement of Representations and Warranties.  The representations and warranties of such Borrower contained in the Credit Agreement, as amended by this Amendment, and the Other Loan Documents are true and correct on and as of the Amendment Effective Date (as defined below) of this Amendment as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

Section 4              CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

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4.1           Execution.  The Agent shall have received counterparts to this Amendment duly executed and delivered by an authorized officer of each other party hereto;

4.2           Payment of Costs and Expenses.  The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement, if any, with the Agent; and

4.3           Other.  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

Section 5               MISCELLANEOUS.

5.1           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio with out giving effect to the conflict of laws rules thereof.

5.2           Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

5.3           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

5.4           Headings.  Section headings used in this Amendment are for the convenience of reference only and are not a part of this Agreement for any other purpose.

5.5           Negotiations.  Each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agent, the Issuer and the Lenders.

5.6           Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders, the Issuer or the Agent under the Credit Agreement or the Other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any Other Loan Document.  Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement as amended by this Amendment.

5.7           Reaffirmation.  Each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

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5.8           Release of Claims.  In consideration of the Lenders’, the Issuer’s and the Agent’s agreements contained in this Amendment, each Borrower hereby irrevocably releases and forever discharge the Lenders, the Issuer and the Agent and their Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any Other Loan Document on or prior to the date hereof.

5.9           Reference to and Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[SIGNATURES FOLLOW]

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Each of the parties has signed this Agreement as of the day and year first above written.

BORROWERS:

STONERIDGE, INC.

By:	/s/ JOHN C. COREY
Name:	John C. Corey
Title:	President and Chief Executive Officer

STONERIDGE CONTROL DEVICES, INC.

By:	/s/ JOHN C. COREY
Name:	John C. Corey
Title:	President and Asst. Secretary

STONERIDGE ELECTRONICS, INC.

By:	/s/ JOHN C. COREY
Name:	John C. Corey
Title:	President and Asst. Secretary

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AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ JOSEPH G. MORAN
Name:	Joseph G. Moran
Title:	Senior Vice President

ISSUERS:

PNC BANK, NATIONAL ASSOCIATION, as Issuer

By:	/s/ JOSEPH G. MORAN
Name:	Joseph G. Moran
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as an Issuer

By:	/s/ KATHERINE C. CLIFFEL
Name:	Katherine C. Cliffel
Title:	Vice President

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ JOSEPH G. MORAN
Name:	Joseph G. Moran
Title:	Senior Vice President

COMERICA BANK., as a Lender

By:	/s/ BRANDON WELLING
Name:	Brandon Welling
Title:	Assistant Vice President

J PMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ KATHERINE C. CLIFFEL
Name:	Katherine C. Cliffel
Title:	Vice President

FIFTH THIRD BANK., as a Lender

By:	/s/ MARTY MCGINTY
Name:	Marty McGinty
Title:	Vice President

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